The date of this supplement is April 10, 2007.

C100-041 4/10/07

T. Rowe Price Institutional International Funds, Inc.
T. Rowe Price Institutional Foreign Equity Fund

T. Rowe Price International Funds, Inc.
T. Rowe Price International Stock Fund
T. Rowe Price International Stock Fund—Advisor Class
T. Rowe Price International Stock Fund—R Class

Supplement to prospectuses dated March 1, 2007

The Portfolio Management paragraphs in Section 3 of the prospectuses are supplemented as follows:

Effective October 1, 2007, Robert W. Smith will become chairman of the funds` Investment Advisory Committees.
Mr. Smith joined T. Rowe Price Associates in 1992 and has been managing investments since 1987. He is currently the portfolio manager for the T. Rowe Price Growth Stock Fund, a position he has held since 1997. He will be stepping down from that responsibility on September 30.